Exhibit 99.6

 PRELIMINARY—SUBJECT TO COMPLETION  SCAN TO  VIEW MATERIALS & VOTE  EVOQUA WATER TECHNOLOGIES CORP. 210 SIXTH AVENUE  PITTSBURGH, PA 15222  VOTE BY INTERNET  Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above  Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on Wednesday, May 10, 2023. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.  During The Meeting - Go to www.virtualshareholdermeeting.com/AQUA2023SM  You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.  VOTE BY PHONE - 1-800-690-6903  Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on Wednesday, May 10, 2023. Have your proxy card in hand when you call and then follow the instructions.  VOTE BY MAIL  Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.  TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  KEEP THIS PORTION FOR YOUR RECORDS  THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.  DETACH AND RETURN THIS PORTION ONLY  For Against Abstain  The Board of Directors recommends you vote FOR Proposals 1, 2 and 3  □  □  □  Signature [PLEASE SIGN WITHIN BOX]  Date  Signature (Joint Owners)  Date           

 EVOQUA WATER TECHNOLOGIES CORP. SPECIAL MEETING OF STOCKHOLDERS  May 11, 2023, 11:00 a.m. Eastern Time www.virtualshareholdermeeting.com/AQUA2023SM  Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:  The Notice and Proxy Statement are available at www.proxyvote.com.  D93103-P81403  EVOQUA WATER TECHNOLOGIES CORP.  Special Meeting of Stockholders May 11, 2023, 11:00 a.m. Eastern Time  This proxy is solicited on behalf of the Board of Directors  The undersigned hereby appoints Vincent Grieco and Anthony J. Webster, and each of them, as proxies, each with full power of substitution, to represent the undersigned and to vote on all matters designated on the reverse side, all shares of the common stock of Evoqua Water Technologies Corp. (the "Company") that the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company, to be held virtually at www.virtualshareholdermeeting.com/AQUA2023SM, at 11:00 a.m. Eastern Time on May 11, 2023, or any adjournment or postponement thereof, with all powers that the undersigned would possess if personally present.  This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted FOR each of Proposals 1, 2, and 3. The proxies are also authorized to vote, in accordance with their judgment, upon such other matters as may properly come before the Special Meeting of Stockholders of the Company and any adjournment or postponement thereof.  Your vote on the proposals described in the accompanying Proxy Statement may be specified on the reverse side. If properly signed, dated and returned, this proxy will be voted as specified on the reverse side or, if no choice is specified, this proxy will be voted in accordance with the recommendations of the Board of Directors.  Continued and to be signed on reverse side